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                                                                   Exhibit 10.36

                                ST. PAUL RE, INC.
                                  195 Broadway
                               New York, NY 10007







                                       June 14, 2002



Mr. Michael D. Price
33 Dorothy Drive
Morris Township, NJ 07960


Dear Michael:

            Reference is made to that certain letter agreement dated May 2, 2002 between St. Paul Re, Inc. (the "Company") and you (the "Agreement"). Section 6 of the Agreement sets forth the following sentence:

                   Upon consummation of the IPO and provided you are then
             employed by the Company, you will be entitled to receive a stock option grant to purchase that number of shares of Holdings common stock (the "IPO Grant") with an aggregate market value equal to $5,000,000.00 at a price not greater than the initial offering price under the IPO and having a term of ten years.

Such sentence is hereby amended to read in its entirety as follows:

                   Upon consummation of the IPO and provided you are then
             employed by the Company, you will be entitled to receive a stock option grant to purchase 300,000 shares of Holdings common stock (the "IPO Grant") at the initial offering price under the IPO and having a term of ten years.

            This amendment to the Agreement is intended to be a binding obligation upon the Company and yourself. If this amendment to the Agreement correctly reflects


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Mr. Michael D. Price
June 14, 2002
Page 2


your understanding, please sign and return one copy to me for the Company's records.

                                    ST. PAUL RE, INC.


                                    By: /s/ Jerome T. Fadden
                                       --------------------------
                                       Jerome T. Fadden
                                       Chief Executive Officer





The above amendment to the Agreement correctly reflects our understanding, and I hereby confirm my agreement to the same as of the date first above written.


/s/ Michael D. Price
-------------------------------
       Michael D. Price